POWER OF ATTORNEY

Each of the undersigned constitutes and appoints Michael G. Clarke, Michael E. DeFao, Ryan C. Larrenaga, Joseph D’Alessandro, Christopher O. Peterson, Brian D. McCabe and George M. Silfen, each individually, as his or her true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”), with full power to each of them to sign for me and in my name, in my capacity as a trustee of Columbia ETF Trust I, the following registration statement on Form N-14 and any and all amendments thereto filed with the Securities and Exchange Commission in connection with the acquisition of the assets and the assumption of the liabilities by the indicated series of Columbia ETF Trust I of the series of Columbia Funds Series Trust I indicated below:

Target Fund	Acquiring Fund
Columbia Integrated Large Cap Growth Fund II	Columbia Large Cap Growth ETF

This Power of Attorney authorizes the above individuals to sign the undersigned’s name and will remain in full force and effect until specifically rescinded by the undersigned.

The undersigned specifically permits this Power of Attorney to be filed, as an exhibit to any such registration statement on Form N-14 or any amendment thereto, with the Securities and Exchange Commission.

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Dated the 18th day of June, 2026.

/s/ George S. Batejan	Trustee
George S. Batejan

/s/ Kathleen A. Blatz	Trustee
Kathleen A. Blatz

/s/ Pamela G. Carlton	Trustee
Pamela G. Carlton

/s/ Janet Langford Carrig	Trustee
Janet Langford Carrig

/s/ J. Kevin Connaughton	Trustee
J. Kevin Connaughton

/s/ Olive M. Darragh	Trustee
Olive M. Darragh

/s/ Brian J. Gallagher	Trustee
Brian J. Gallagher

/s/ Douglas A. Hacker	Trustee
Douglas A. Hacker

/s/Amrit Kanwal	Trustee
Amrit Kanwal

/s/ Nancy T. Lukitsh	Trustee
Nancy T. Lukitsh

/s/ Jeninne C. McGee	Trustee
Jeninne C. McGee

/s/ David M. Moffett	Trustee
David M. Moffett

/s/ Catherine James Paglia	Trustee
Catherine James Paglia

/s/ Natalie A. Trunow	Trustee
Natalie A. Trunow

/s/ Sandra L. Yeager	Trustee
Sandra L. Yeager